Exhibit 10.2
FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP
7600 Wisconsin Avenue, 11th Floor
Bethesda, Maryland 20814
Dated as of: December 29, 2009
KeyBank National Association,
as Administrative Agent
127 Public Square
Cleveland, OH 44114
Attention: John C. Scott
     Re: Amendment No. 3 to Secured Term Loan Agreement
Ladies and Gentlemen:
     We refer to the Secured Term Loan Agreement dated as of August 7, 2007 (as amended and in effect from time to time, the “Credit Agreement”), by and among FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), KEYBANK NATIONAL ASSOCIATION and the other lending institutions which are parties thereto (individually, a “Lender” and collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, as administrative agent for itself and each other Lender (the “Agent”). Capitalized terms used in this letter of agreement (this “Amendment”) which are not defined herein, but which are defined in the Credit Agreement, shall have the same meanings herein as therein, as the context so requires.
     We have requested the Lenders to make certain amendments to the Credit Agreement, and you have advised us that the Lenders are prepared and would be pleased to make the amendments so requested by us on the condition that we join in this Amendment.
     In connection with this Amendment, PNC Bank, National Association (the “Exiting Bank”) is being repaid by us an amount equal to $10,000,000 in satisfaction in full of the entire portion of the outstanding Term Loan made by it to the Borrower under the Credit Agreement, such repayment to be made on a non-pro rata basis; and upon repayment of such amounts and the effectiveness of this Amendment, the Exiting Bank shall no longer be a Lender under the Credit Agreement. As a result, as of the Effective Date (defined below), KeyBank National Association will be the sole Lender under the Credit Agreement (in such capacity, the “Continuing Lender”).
     In connection with the Amendment, we have also requested you to convert the outstanding Term Loan (after giving effect to the repayment contemplated above) to four
Signature Page to Amendment No. 3 to Secured Term Loan Agreement

separate and distinct term loans, each in the principal amount of $10,000,000, each such term loan to have the maturity date set forth below in this Amendment (the “Term Loan Conversion”).
     Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
     Effective as of December 29, 2009, and subject to the fulfillment of the conditions contained in Article II of this Amendment, the Credit Agreement is amended in each of the following respects:
     (a) The term “Loan Documents” shall, wherever used in the Credit Agreement or any of the other Loan Documents, be deemed to also mean and include this Amendment, each of the promissory notes evidencing Term Loan A, Term Loan B, Term Loan C and Term Loan D, the Splitter Agreement relating to the new promissory notes and any omnibus amendment and reaffirmation of the Security Documents entered into in connection with this Amendment.
     (b) §1.1 of the Credit Agreement is hereby amended as follows:
(1)	The definition for “Applicable Base Rate Margin” is hereby deleted in its entirety and the following substituted in lieu thereof:

“Applicable Base Rate Margin. From the Effective Date through December 31, 2010, the Applicable Base Rate Margin shall be one hundred twenty five (125) basis points. From January 1, 2011 through December 31, 2011, the Applicable Base Rate Margin shall be two hundred twenty five (225) basis points. From January 1, 2012 through December 31, 2012, the Applicable Base Rate Margin shall be three hundred twenty five (325) basis points. From and after January 1, 2013, the Applicable Base Rate Margin shall be four hundred twenty five (425) basis points.”

(2)	The definition for “Applicable Libor Margin” is hereby deleted in its entirety and the following substituted in lieu thereof:

“Applicable Libor Margin. From the Effective Date through December 31, 2010, the Applicable Libor Margin shall be two hundred fifty (250) basis points. From January 1, 2011 through December 31, 2011, the Applicable Libor Margin shall be three
Signature Page to Amendment No. 3 to Secured Term Loan Agreement

hundred fifty (350) basis points. From January 1, 2012 through December 31, 2012, the Applicable Libor Margin shall be four hundred fifty (450) basis points. From and after January 1, 2013, the Applicable Libor Margin shall be five hundred fifty (550) basis points.”

(3)	The definition for “Base Rate” is hereby deleted in its entirety and the following substituted in lieu thereof:

“Base Rate. As at any applicable date of determination, the greater of (i) the fluctuating annual rate of interest announced from time to time by the Agent at the Agent’s Head Office as its “prime rate” and (ii) one half of one percent (0.50%) plus the Federal Funds Rate. The Base Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Any change in the rate of interest payable hereunder resulting in a change in the Base Rate shall become effective as of the opening of business on the day on which such change in the Base Rate becomes effective, without notice or demand of any kind”

(4)	The definition for “Capital Reserve” is hereby deleted in its entirety and the following substituted in lieu thereof:

“Capital Reserve. As at any date of determination, a capital reserve equal to the weighted average of square feet of the Real Estate Assets during the applicable period, multiplied by $0.15 per annum.”

(5)	The definition for “Capitalization Rate” is hereby deleted in its entirety and the following substituted in lieu thereof:

“Capitalization Rate. The Capitalization Rate shall be 8.50%.”

(6)	The definition for “Consolidated or consolidated” is hereby amended by deleting at the end thereof the following phrase: “in accordance with the terms of this Agreement”

(7)	The definition of “Commitment” is amended by deleting the reference to “the Term Loan” contained therein and by inserting in place thereof the following: “Term Loan A, Term Loan B, Term Loan C and Term Loan D”.

(8)	The definition for “Consolidated Fixed Charges” is hereby amended by adding the following at the end thereof:
Signature Page to Amendment No. 3 to Secured Term Loan Agreement

“, in each case adjusted to include the Borrower’s, the Trust’s or any Subsidiary’s pro rata share of the foregoing items of any Partially-Owned Entity in such period, based on its percentage ownership interest in such Partially-Owned Entity (or such other amount for which the Borrower, the Trust or such Subsidiary is obligated based on an arm’s length agreement”

(9)	The definition for “Consolidated Gross Asset Value” is hereby deleted in its entirety and the following substituted in lieu thereof:

“Consolidated Gross Asset Value. As of any date of determination, the sum of (i)(x) the Net Operating Income of all of the Real Estate Assets (except as provided below) for the most recent fiscal quarter, less the Management Fee Adjustment, with the sum thereof multiplied by (y) 4; with the product thereof being divided by (z) the Capitalization Rate; plus (ii) an amount equal to the Cost Basis Value of Real Estate Assets Under Development on such date, plus (iii) the Cost Basis Value of Land on such date, plus (iv) the Cost Basis Value of Mortgage Notes on such date, plus (v) the value of Cash and Cash Equivalents on such date, as determined in accordance with GAAP and approved by the Agent, provided that (i) Net Operating Income from Real Estate Assets acquired during the applicable fiscal quarter and the immediately preceding fiscal quarter shall be excluded, and such acquired Real Estate Assets shall be included at their Cost Basis Value, and (ii) Net Operating Income from Real Estate Assets sold or otherwise transferred during the applicable fiscal quarter shall be excluded, with Consolidated Gross Asset Value being adjusted to include the Borrower’s, the Trust’s or any Subsidiary’s pro rata share of Net Operating Income (and the items comprising Net Operating Income) from any Partially-Owned Entity in such period, based on its percentage ownership interest in such Partially-Owned Entity (or such other amount to which the Borrower, the Trust or such Subsidiary is entitled based on an arm’s length agreement)”

(10)	The definition for “Consolidated Total Interest Expense” is hereby amended by adding the following at the end thereof:

“, in each case adjusted to include the Borrower’s, the Trust’s or any Subsidiary’s pro rata share of the foregoing items of any Partially-Owned Entity in such period, based on its percentage ownership interest in such Partially-Owned Entity (or such other amount for which the Borrower, the Trust or such Subsidiary is obligated based on an arm’s length agreement)”
Signature Page to Amendment No. 3 to Secured Term Loan Agreement

(11)	The definitions of “Extension”, “Increase” and “Increase Conditions” are hereby deleted in their entirety.

(12)	The definition for “Indebtedness” is hereby amended by deleting in subsection (b) the phrase, “mortgage, pledge, security interest, lien, charge,” and substituting in lieu thereof the word, “Lien”.

(13)	The definition for “Libor Rate” is hereby deleted in its entirety and the following substituted in lieu thereof:

“Libor Rate. For any Libor Rate Loan for any Interest Period, the average rates as shown in Reuters Screen LIBOR01 Page (or any successor service) at which deposits in U.S. dollars are offered by first class banks in the London Interbank Market at approximately 11:00 a.m. (London time) on the day that is two (2) Libor Business Days prior to the first day of such Interest Period with a maturity approximately equal to such Interest Period and in an amount approximately equal to the amount to which such Interest Period relates, adjusted for reserves and taxes if required by future regulations. If Reuters no longer reports such rate or Agent determines in good faith that the rate so reported no longer accurately reflects the rate available to Agent in the London Interbank Market, then any and all outstanding Loans shall be Base Rate Loans and bear interest at the Base Rate plus the Applicable Base Rate Margin. For any period during which a Reserve Percentage shall apply, the Libor Rate with respect to Libor Rate Loans shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.”

(14)	The definition for “Loan” is hereby deleted in its entirety and the following substituted in lieu thereof:

“Loan. Any of Term Loan A, Term Loan B, Term Loan C or Term Loan D, as applicable, and/or all of such Term Loan A, Term Loan B, Term Loan C and Term Loan D together, as the context may require.”

(15)	The definition for “Maturity Date” is hereby deleted in its entirety and the following substituted in lieu thereof:

“Maturity Date. (i) With reference to Term Loan A, January 15, 2011, (ii) with reference to Term Loan B, January 15, 2012, (iii) with reference to Term Loan C, January 15, 2013, and (iv) with reference to Term Loan D, January 15, 2014; in each case, or such
Signature Page to Amendment No. 3 to Secured Term Loan Agreement

earlier date on which any of such Term Loans shall become due and payable pursuant to the terms hereof.”

(16)	The definition for “Net Operating Income” is hereby amended by inserting in the fifth line thereof after the phrase “management fees” the following: “(or Overhead Allocation, as applicable)”.

(17)	The definition for “Notes” is hereby amended by deleting the reference to “the Total Commitment” and by inserting in place thereof the following: “Term Loan A, Term Loan B, Term Loan C and Term Loan D, respectively,”.

(18)	The definition of “Obligations” is hereby amended by inserting, immediately following the reference to “the Term Loan” contained therein, the following: “(including Term Loan A, Term Loan B, Term Loan C and Term Loan D)”.

(19)	The definition for “Real Estate Assets Under Development” is hereby deleted in its entirety and the following substituted in lieu thereof:

“Real Estate Assets Under Development. Any Real Estate Assets for which the Borrower or any of its Subsidiaries is actively pursuing construction of one or more Buildings or other improvements and for which construction is proceeding to completion without undue delay from Permit denial, construction delays or otherwise, all pursuant to such Person’s ordinary course of business, provided that any such Real Estate Asset (or, if applicable, any Building comprising a portion of any such Real Estate Asset) will no longer be considered a Real Estate Asset Under Development on the date upon which a certificate of occupancy has issued for such Real Estate Asset (or Building) or such Real Estate Asset (or Building) may otherwise be lawfully occupied for its intended use.”

(20)	The definition of “Term Loan” is hereby deleted in its entirety and the following substituted in lieu thereof:

“Term Loan. Collectively, each of Term Loan A, Term Loan B, Term Loan C and Term Loan D, and as the context so requires, each of such Term Loan A, Term Loan B, Term Loan C and Term Loan D individually.
Signature Page to Amendment No. 3 to Secured Term Loan Agreement

(21)	The definition of “Total Commitment” is hereby deleted in its entirety and the following substituted in lieu thereof:

“Total Commitment. As of any date, the sum of the then current Commitments of the Lenders under each of Term Loan A, Term Loan B, Term Loan C and Term Loan D. As of the Effective Date, the Total Commitment shall be $40,000,000.

(22)	The definition of “Unsecured Revolver” is hereby amended by deleting the reference to “$125,000,000” contained therein and by replacing it with the following reference: “$175,000,000”.

(23)	The definition for “Unsecured Revolver Agreement” is hereby deleted in its entirety and the following substituted in lieu thereof:

“Unsecured Revolver Agreement. The Second Amended and Restated Revolving Credit Agreement dated as of December ___, 2009, among the Borrower and certain of its Subsidiaries, KeyBank National Association, individually and as administrative agent and certain other lenders, as the same may be modified, increased, amended or restated from time to time.”

(24)	The following definitions are hereby added to the Credit Agreement:

“Consolidated Debt Yield. In relation to the Borrower, the Trust and their respective Subsidiaries for any fiscal quarter, the percentage determined by dividing (i) Consolidated EBITDA for the most recent fiscal quarter, annualized by (ii) Consolidated Total Indebtedness as of the last day of such fiscal quarter”

“Effective Date. The Effective Date shall be the effective date of Amendment No. 3 to Loan Agreement, which is December ___, 2009.”

“Term Loan A. The Term Loan in the principal amount equal to $10,000,000 made by the Lenders to the Borrower and converted into Term Loan A on the Effective Date.”

“Term Loan B. The Term Loan in the principal amount equal to $10,000,000 made by the Lenders to the Borrower and converted into Term Loan B on the Effective Date.”
Signature Page to Amendment No. 3 to Secured Term Loan Agreement

“Term Loan C. The Term Loan in the principal amount equal to $10,000,000 made by the Lenders to the Borrower and converted into Term Loan C on the Effective Date.”

“Term Loan D. The Term Loan in the principal amount equal to $10,000,000 made by the Lenders to the Borrower and converted into Term Loan D on the Effective Date.”
     (c) §2.3(c) of the Credit Agreement is hereby amended to read in its entirety as follows: “[Reserved.]”
     (d) §2.9 of the Credit Agreement is hereby amended to read in its entirety as follows: “[Reserved.]”
     (e) §3.1 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
“§3.1 Maturity. The Borrower promises to pay on the applicable Maturity Date, and there shall become absolutely due and payable on the applicable Maturity Date, all unpaid principal of each of Term Loan A, Term Loan B, Term Loan C and Term Loan D outstanding on such date, together with any and all accrued and unpaid interest thereon and any and all other unpaid amounts due under this Agreement, the Notes or any other of the Loan Documents.”
     (f) The first sentence of §3.2 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
“The Borrower shall have the right, at its election, to prepay the outstanding amount of each Term Loan, in whole or in part, at any time without penalty or premium; provided that (i) any such voluntary prepayment shall be applied first to outstanding amounts under Term Loan A, then to outstanding amounts under Term Loan B, then to the outstanding amounts under Term Loan C and then to outstanding amounts under Term Loan D and (ii) the outstanding amount of any Libor Rate Loans may not be prepaid on a date other than the last day of an Interest Period unless the Borrower pays the Libor Breakage Costs for each Libor Rate Loan so prepaid at the time of such prepayment.”
     (g) §7.1(b) of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:
§7.1(b) Capitalization. The outstanding equity of FPLP is comprised of a general partner interest and limited partner interests, all of which have been duly issued and are outstanding and fully paid and non-
Signature Page to Amendment No. 3 to Secured Term Loan Agreement

assessable and, as of the Effective Date, are owned and held of record by the Persons set forth on Schedule 7.1(b) attached hereto. All of the issued and outstanding general partner interests of FPLP are owned and held of record by the Trust. There are no outstanding securities or agreements exchangeable for or convertible into or carrying any rights to acquire a general partner interest in FPLP. There are no outstanding commitments, options, warrants, calls or other agreements (whether written or oral) binding on FPLP or the Trust which require or could require FPLP or the Trust to sell, grant, transfer, assign, mortgage, pledge or otherwise dispose of any general partner interest in FPLP. Except as set forth in the Agreement of Limited Partnership of FPLP, no general partner interests of FPLP are subject to any restrictions on transfer or any partner agreements, voting agreements, trust deeds, irrevocable proxies; or any other similar agreements or interests (whether written or oral). FPLP owns, directly or indirectly, 100% (by number of votes or controlling interests) of the outstanding voting interests and of the economic interests in each Subsidiary Guarantor. All of the issued and outstanding equity interests of each Subsidiary Guarantor are owned and held of record by the Persons set forth on Schedule 7.1(b) attached hereto, and all of such equity interests have been duly issued and are outstanding and fully paid and non-assessable. There are no outstanding securities or agreements exchangeable for or convertible into or carrying any rights to acquire any equity interests in any Subsidiary Guarantor. There are no outstanding commitments, options, warrants, calls or other agreements (whether written or oral) binding on any Subsidiary Guarantor which require or could require any Subsidiary Guarantor to sell, grant, transfer, assign, mortgage, pledge or otherwise dispose of any equity interest of such Subsidiary Guarantor and any such commitments, options, warrants, calls or other agreements relating to FPLP are set forth on Schedule 7.1(b). Except as disclosed on Schedule 7.1(b) attached hereto, no equity interests of any Subsidiary Guarantor are subject to any restrictions on transfer or any partner agreements, voting agreements, trust deeds, irrevocable proxies; or any other similar agreements or interests (whether written or oral) and any such restrictions or other agreements relating to FPLP are asset forth on Schedule 7.1(b). All of the Preferred Equity which exists as of the Effective Date, and each of the agreements or other documents entered into and/or setting forth the terms, rights and restrictions applicable to any such Preferred Equity, are listed and described on Schedule 7.1(b) attached hereto. All of the agreements and other documents relating to the Preferred Equity have been furnished to the Agent.
     (h) §7.19 of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:
Signature Page to Amendment No. 3 to Secured Term Loan Agreement

“§7.19. Subsidiaries. Schedule 7.19 sets forth, as of the Closing Date, all of the respective Subsidiaries of FPLP, each Subsidiary Guarantor and the Trust, together with the exact legal name of each of such entities (including the Trust) and the tax identification number of each of such entities (including the Trust).”
     (i) §8.6 of the Credit Agreement is hereby amended by adding the following at the end thereof:
“Without limitation of the foregoing, the business in which the Borrower and its Subsidiaries are engaged will be limited to the acquisition, development, ownership and operation of income-producing office, industrial and flex properties in the Mid-Atlantic United States and any business activities and Investments permitted under §9.3 incidental thereto”
     (j) §9.1(f) is hereby amended as follows:
(i)	by deleting in subsection (i) thereof, “ten percent (10%)” and substituting in lieu thereof the following, “fifteen percent (15%)”; and

(ii)	by deleting in subsection (iii) thereof, “fifty-five percent (55%)” and substituting in lieu thereof the following, “forty-five percent (45%)”.
     (k) §9.4(a) of the Credit Agreement is hereby amended by adding after the phrase, “so long as” the following phrase, “, in each case,”.
     (l) §9.6(a) of the Credit Agreement is hereby amended by adding after the phrase, “Borrower shall not make” the following phrase, “or declare”.
     (m) §10.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:
“§10.1 Consolidated Total Leverage Ratio. At any time, (i) from the Closing Date through the fiscal quarter ending September 30, 2010, Consolidated Total Indebtedness as at the last day of the each fiscal quarter shall not exceed sixty-five percent (65%) of Consolidated Gross Asset Value as of the last day of such fiscal quarter, (ii) from the fiscal quarter ending December 31, 2010 through the fiscal quarter ending September 30, 2011, Consolidated Total Indebtedness as at the last day of each fiscal quarter shall not exceed sixty-two and one half of one percent (62.5%) of Consolidated Gross Asset Value as of the last day of such fiscal quarter, and (iii) from and after the fiscal quarter ending December
Signature Page to Amendment No. 3 to Secured Term Loan Agreement

31, 2011, Consolidated Total Indebtedness as at the last day of the applicable fiscal quarter shall not exceed sixty percent (60%) of Consolidated Gross Asset Value as of the last day of such fiscal quarter. This covenant shall be tested quarterly as of the last day of the applicable quarter.”
     (n) §10.2 of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:
“§10.2 Consolidated Debt Yield. As at the end of any fiscal quarter (i) from the Closing Date through the fiscal quarter ending September 30, 2010, the Consolidated Debt Yield shall not be less than ten percent (10%), (ii) from the fiscal quarter ending December 31, 2010 through the fiscal quarter ending September 30, 2011, the Consolidated Debt Yield shall not be less than ten and one half of one percent (10.5%), and (iii) from and after the fiscal quarter ending December 31, 2011, the Consolidated Debt Yield shall not be less than eleven percent (11%).”
     (o) §10.5 of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:
“§10.5 Borrowing Base Pool Leverage. As at the end of any fiscal quarter or any other date of measurement, (i) from the Closing Date through the fiscal quarter ending December 31, 2010, Borrower shall not permit Consolidated Borrowing Base Indebtedness to exceed sixty-seven and one-half of one percent (67.5%) of the aggregate Value of Eligible Borrowing Base Properties, (ii) from the fiscal quarter ending March 31, 2011 through the fiscal quarter ending December 31, 2011, Borrower shall not permit Consolidated Borrowing Base Indebtedness to exceed sixty-five percent (65%) of the aggregate Value of Eligible Borrowing Base Properties, (iii) from the fiscal quarter ending March 31, 2012 through the fiscal quarter ending December 31, 2012, Borrower shall not permit Consolidated Borrowing Base Indebtedness to exceed sixty-two and one-half of one percent (62.5%) of the aggregate Value of Eligible Borrowing Base Properties, and (iv) from and after the fiscal quarter ending March 31, 2013, Borrower shall not permit Consolidated Borrowing Base Indebtedness to exceed sixty percent (60%) of the aggregate Value of Eligible Borrowing Base Properties.”
     (p) §10.6 of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:
“§10.6 Borrowing Base Pool Debt Service Coverage Ratio. As at the end of any fiscal quarter or any other date of measurement, the ratio of (i) Adjusted Net Operating Income for the applicable quarter, annualized;
Signature Page to Amendment No. 3 to Secured Term Loan Agreement

divided by (ii) Implied Debt Service for the applicable period shall not be less than (a) from the Closing Date through the fiscal quarter ending December 31, 2010, 1.40 to 1.00, (b) from the fiscal quarter ending March 31, 2011 through the fiscal quarter ending December 31, 2011, 1.45 to 1.00, (c) from the fiscal quarter ending March 31, 2012 through the fiscal quarter ending December 31, 2012, 1.50 to 1.00, and (d) from and after the fiscal quarter ending March 31, 2013, 1.55 to 1.00.”
     (q) §14.1(a) of the Credit Agreement is hereby amended by deleting the reference therein to “any Loans” and by inserting in place thereof the following: “Term Loan A, Term Loan B, Term Loan C or Term Loan D”.
     (r) §14.1(b) of the Credit Agreement is hereby amended by deleting the reference therein to “the Loans” and by inserting in place thereof the following: “Term Loan A, Term Loan B, Term Loan C or Term Loan D”.
     (s) §14.1(i) of the Credit Agreement is hereby amended by deleting the number “$322,201,600” and substituting in lieu thereof, the number “370,000,000”.
     (t) §14.1(n) of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:
“(n) the occurrence of any transaction in which any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of the Trust ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the Board of Directors or Board of Trustees of the Trust, who did not have such power before such transaction; or during any twelve-month period on or after the Closing Date, individuals who at the beginning of such period constituted the Board of Trustees of the Trust (together with any new directors whose election by the Board of Trustees or whose nomination for election by the shareholders of the Trust was approved by a vote of at least a majority of the members of the Board of Trustees then in office who either were members of the Board of Trustees at the beginning of such period or whose election or nomination for election was previously so approved) ceased for any reason to constitute a majority of the members of the Board of Trustees of the Trust then in office; or”
     (u) §14.1(o) of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:
Signature Page to Amendment No. 3 to Secured Term Loan Agreement

“(o) without limitation of the other provisions of this §14.1, the Trust shall at any time fail to be the sole general partner of FPLP (or shall enter into any agreement to permit any other Person to acquire a general partner interest in FPLP) or shall at any time be in contravention of any of the requirements contained in the last paragraph of §9.2 hereof, or §9.3 (including, without limitation, the last paragraph of §9.3)”
     (v) Exhibit C of the Credit Agreement is hereby amended in its entirety as set forth on Annex 1 attached hereto.
     (w) Schedule 7.1(b) of the Credit Agreement is hereby amended in its entirety as set forth on Annex 2 attached hereto.
     (x) Schedule 7.19 of the Credit Agreement is hereby amended in its entirety as set forth on Annex 3 attached hereto.
ARTICLE II
CONVERSION OF EXISTING TERM LOAN AND
PAYMENT OF EXITING LENDER
     (a) The Borrower has requested, and the Continuing Lender has agreed, to convert the outstanding Term Loan under the Credit Agreement into four separate and distinct term loans. As of the Effective Date, the Term Loan shall be converted to Term Loan A, Term Loan B, Term Loan C and Term Loan D, all as more fully described in the Credit Agreement, as amended hereby. Each of Term Loan A, Term Loan B, Term Loan C and Term Loan D shall be evidenced by a separate promissory note of the Borrower to each Lender. The Borrower, the Continuing Lender and the Administrative Agent shall enter into a Splitter Agreement on the date hereof in connection with the foregoing.
     (b) On the Effective Date, the Borrower shall pay to the Exiting Bank an amount equal to $10,000,000, together with all accrued and unpaid interest thereon and any other amounts due to the Exiting Bank under the Credit Agreement. By its countersignature below, the Continuing Lender hereby consents to such non-pro rata payment under the Credit Agreement notwithstanding the provisions thereof.
ARTICLE III
CONDITIONS PRECEDENT TO AMENDMENT
     The Lenders’ agreement herein to amend the Credit Agreement as of the Amendment Date is subject to the fulfillment to the satisfaction of the Lenders of the following conditions precedent on or prior to such date:
Signature Page to Amendment No. 3 to Secured Term Loan Agreement

     (a) The Borrower shall have executed and delivered to the Agent a counterpart of this Amendment, which shall be in form and substance satisfactory to the Lenders;
     (b) The Borrower shall have executed and delivered to the Continuing Lender a promissory note evidencing each of Term Loan A, Term Loan B, Term Loan C and Term Loan D and a Splitter Agreement in connection therewith;
     (c) The Trust and the Subsidiary Guarantors shall have acknowledged and consented to the provisions of this Amendment;
     (d) The Borrower shall have made the principal, interest and any other payment required pursuant to this Amendment and PNC Bank, National Association shall have ceased to be a Lender under the Credit Agreement (and shall have acknowledged such event to the Agent);
     (e) The Borrower shall have paid to the Administrative Agent, for the accounts of the Continuing Lender or for its own account, as applicable, the fees and expenses payable as of the Closing Date in accordance with this Amendment, the Credit Agreement or any separate fee letter entered into by the Borrower and the Trust and the Administrative Agent; and
     (f) The Agent and the Majority Lenders shall have executed this Amendment.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
     The Borrower and the Guarantor hereby represent and warrant to you as follows:
     (a) Representations and Warranties. Each of the representations and warranties made by the Borrower and the Guarantor, as applicable, to the Agent and the Lenders in the Credit Agreement and other Loan Documents, as applicable, was true, correct and complete when made and is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrower and the Guarantor on the date hereof and in this Amendment, except to the extent that such representations and warranties relate solely to a prior date.
     (b) No Defaults or Events of Default. No Default or Event of Default exists on the date hereof, after giving effect to this Amendment, and no condition exists on the date hereof which would, with notice or the lapse of time, or both, constitute a Default or an Event of Default under the Credit Agreement.
Signature Page to Amendment No. 3 to Secured Term Loan Agreement

     (c) Binding Effect of Documents. This Amendment has been duly authorized, executed and delivered to you by the Borrower and the Guarantor and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower and the Guarantor contained herein and therein constitute the legal, valid and binding obligations of the Borrower and Guarantor enforceable against the Borrower and Guarantor in accordance with their respective terms.
ARTICLE V
MISCELLANEOUS
     This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Credit Agreement and each of the other Loan Documents shall otherwise remain unmodified, and the Credit Agreement and each of the other Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect, and the Borrower and the Guarantor hereby ratify and confirm all of its agreements and obligations contained therein, as applicable.
[Remainder of Page Intentionally Left Blank]
Signature Page to Amendment No. 3 to Secured Term Loan Agreement

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, whereupon this Amendment, as so accepted by you, shall become a binding agreement between you and the undersigned.

Very truly yours, FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP
By:	First Potomac Realty Trust,
its sole general partner

By:	/s/ Barry H. Bass
Barry H. Bass,
Chief Financial Officer and Executive Vice President

(Signatures continued on next page)
Signature Page to Amendment No. 3 to Secured Term Loan Agreement

[Consent to Amendment No. 3 to Secured Term Loan Agreement]
CONSENT OF TRUST GUARANTOR
     FIRST POTOMAC REALTY TRUST (the “Guarantor”) has guaranteed the Obligations (as defined in the Guaranty by the Guarantor in favor of the Lenders and the Agent, dated as of August 7, 2007 (the “Guaranty”). By executing this consent, the Guarantor hereby absolutely and unconditionally reaffirms to the Agent and the Lenders that the Guarantor’s Guaranty remains in full force and effect and that the Obligations (as defined in the Guaranty) include, without limitation, each of Term Loan A, Term Loan B, Term Loan C and Term Loan D. In addition, the Guarantor hereby acknowledges and agrees to the terms and conditions of this Amendment and the Credit Agreement as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

GUARANTOR: FIRST POTOMAC REALTY TRUST
By:	/s/ Barry Bass
Barry Bass, Executive Vice President and
Chief Financial Officer

Signature Page to Amendment No. 3 to Secured Term Loan Agreement

[Consent to Amendment No. 3 to Secured Term Loan Agreement]
CONSENT OF SUBSIDIARY GUARANTORS
     Each of the Subsidiary Guarantors listed on Annex 3 attached hereto (the “Subsidiary Guarantors”) has guaranteed the Obligations (as defined in the Subsidiary Guaranty by the Subsidiary Guarantors in favor of the Lenders and the Agent, dated as of August 7, 2007 (the “Subsidiary Guaranty”). By executing this consent, each of the Subsidiary Guarantors hereby absolutely and unconditionally reaffirms to the Agent and the Lenders that the Subsidiary Guarantor’s Subsidiary Guaranty remains in full force and effect and that the Obligations (as defined in the Subsidiary Guaranty) include, without limitation, each of Term Loan A, Term Loan B, Term Loan C and Term Loan D. In addition, each of the Subsidiary Guarantors hereby acknowledges and agrees to the terms and conditions of this Amendment and the Credit Agreement as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

SUBSIDIARY GUARANTORS: FP AIRPARK AB, LLC
By:	FPR Holdings Limited Partnership
Its Sole Member
By:	FPR General Partner, LLC
Its General Partner
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

1434 CROSSWAYS BOULEVARD I, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner
By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 3 to Secured Term Loan Agreement

1434 CROSSWAYS BOULEVARD II, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

CROSSWAYS ASSOCIATES LLC
By:	Kristina Way Investments LLC
Its Sole Member
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP CHESTERFIELD ABEF, LLC
By:	FPR Holdings Limited Partnership
Its Sole Member
By:	FPR General Partner, LLC
Its General Partner
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 3 to Secured Term Loan Agreement

FP CHESTERFIELD CDGH, LLC
By:	FPR Holdings Limited Partnership
Its Sole Member
By:	FPR General Partner, LLC
Its General Partner
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

ENTERPRISE CENTER I, LLC
By:	Enterprise Center Manager, LLC
Its Managing Member
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

GATEWAY MANASSAS I, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 3 to Secured Term Loan Agreement

403 & 405 GLENN DRIVE, LLC
By:	403 & 405 Glenn Drive Manager, LLC
Its Managing Member
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP HANOVER C, LLC
By:	FPR Holdings Limited Partnership
Its Sole Member
By:	FPR General Partner, LLC
Its General Partner
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP HANOVER D, LLC
By:	FPR Holdings Limited Partnership
Its Sole Member
By:	FPR General Partner, LLC
Its General Partner
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 3 to Secured Term Loan Agreement

LINDEN I, LLC
By:	Linden I Manager, LLC
Its Managing Member
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GUDE, LLC
By:	FP Gude Manager
Its Managing Member
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

NEWINGTON TERMINAL ASSOCIATES LLC
By:	Newington Terminal, LLC
Its Sole Member
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 3 to Secured Term Loan Agreement

LANDOVER OWINGS MILLS, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP PROSPERITY, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

PLAZA 500, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 3 to Secured Term Loan Agreement

AP INDIAN CREEK, LLC
By:	FP Indian Creek, LLC
Its Sole Member
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

INDIAN CREEK INVESTORS, LLC
By:	FP Indian Creek, LLC
Its Sole Member
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 3 to Secured Term Loan Agreement

NORFOLK FIRST LLC
By:	Greenbrier Holding Associates LLC
Its Sole Member
By:	Greenbrier/Norfolk Investment LLC
Its Sole Member
By:	Greenbrier/Norfolk Holding LLC
Its Sole Member
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

GTC II FIRST LLC
By:	Greenbrier Holding Associates LLC
Its Sole Member
By:	Greenbrier/Norfolk Investment LLC
Its Sole Member
By:	Greenbrier/Norfolk Holding LLC
Its Sole Member
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 3 to Secured Term Loan Agreement

RUMSEY FIRST LLC
By:	First Rumsey LLC
Its Sole Member
By:	Columbia Holding Associates LLC
Its Sole Member
By:	Rumsey/Snowden Investment LLC
Its Sole Member
By:	Rumsey/Snowden Holding LLC
Its Sole Member
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

SNOWDEN FIRST LLC
By:	First Snowden LLC
Its Sole Member
By:	Columbia Holding Associates LLC
Its Sole Member
By:	Rumsey/Snowden Investment LLC
Its Sole Member
By:	Rumsey/Snowden Holding LLC
Its Sole Member
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 3 to Secured Term Loan Agreement

AQUIA ONE, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP VAN BUREN, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

ACP EAST, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 3 to Secured Term Loan Agreement

ACCEPTED AND AGREED AS OF DECEMBER 29, 2009:

KEYBANK NATIONAL ASSOCIATION, Individually and as Administrative Agent
By:	/s/ John Scott
	Name:	John Scott
	Title:	Vice President

(End of signatures)
Signature Page to Amendment No. 3 to Secured Term Loan Agreement

ANNEX 1
Exhibit C
Compliance Certificate

ANNEX 2
Schedule 7.1(b)
Capitalization
Signature Page to Amendment No. 3 to Secured Term Loan Agreement

ANNEX 3
Schedule 7.19
Subsidiaries
Signature Page to Amendment No. 3 to Secured Term Loan Agreement